EXHIBIT 99. 1

             CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL, OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wallace Resources Inc. on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on March 25, 2003, Lewis R. Higgins, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Annual Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    14 Feb 03                     Signed: /s/ Lewis R. Higgens
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                                              Lewis R. Higgens
                                              Chief Executive Officer, and
                                              Chief Financial Officer